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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 1, 1997.


                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



     1-12091                                                      22-3436215
(Commission File                                                (IRS Employer
     Number)                                                 Identification No.)

                              99 Wood Avenue South
                            Iselin, New Jersey 08830
                    (Address of principal executive offices)

                                  732-603-6600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

     (a) On December 1, 1997, Millennium Chemicals Inc. (the "Registrant") and Lyondell Petrochemical Company ("Lyondell") completed a joint venture transaction to form Equistar Chemicals, LP (the "Partnership"), combining both companies' olefins and polymers businesses. In connection with the joint venture transaction, the Registrant contributed substantially all of the assets comprising its polyethylene and related products, performance polymers and ethyl alcohol businesses other than the related accounts receivable (collectively, the "Millennium Contributed Business") to Millennium Petrochemicals LP LLC ("Millennium LP"), a wholly-owned subsidiary of the Registrant, which in turn contributed the Millennium Contributed Business to the Partnership. In exchange for the contribution of assets to the Partnership, (i) Millennium LP and Millennium Petrochemicals GP LLC, a wholly-owned subsidiary of the Registrant, received an aggregate 43% interest in the Partnership, (ii) the Registrant received $750 million in cash from the Partnership in repayment of certain indebtedness, and (iii) the Partnership assumed certain other liabilities related to the Millennium Contributed Business. In addition, the Registrant expects to realize approximately $250 million over the next several months from the collection of its retained accounts receivable. Millennium America Inc., a wholly-owned subsidiary of the Registrant, has guaranteed $750 million of indebtedness of the Partnership. The consideration received in exchange for the Millennium Contributed Business was determined based upon arms-length negotiations between the Registrant and Lyondell, which simultaneously contributed certain assets to the Partnership in exchange for an aggregate 57% interest in the Partnership. The joint venture transaction is described in detail in the Joint Proxy Statement (the "Joint Proxy Statement") filed by the Registrant and Lyondell with the Securities and Exchange Commission on October 17, 1997; the Joint Proxy Statement is incorporated herein by reference. The Registrant's stockholders approved such transaction at a special meeting held on November 20, 1997.

     (b)  N/A

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The Registrant hereby incorporates by reference the financial statements of the petrochemicals and polymers businesses of Lyondell contributed to the Partnership from pages F-2 through F-13 of the Joint Proxy Statement and the financial statements of the Millennium Contributed Business contributed to the Partnership from pages F-14 through F-24 of the Joint Proxy Statement.

     (b)  Pro Forma Financial Information.

     The Registrant hereby incorporates by reference the Unaudited Pro Forma Consolidated Data regarding the Registrant and the Partnership from pages 33 through 37 of the Joint Proxy Statement.

(c)  Exhibits.

     10.26 Asset Contribution Agreement among Millennium Petrochemicals Inc., Millennium LP and the Partnership

     10.27 Asset Contribution Agreement among Lyondell, Lyondell Petrochemicals L.P. Inc. and the Partnership

     10.28   Parent Agreement among Lyondell, the Registrant and the Partnership

     20 Joint Proxy Statement. The Joint Proxy Statement was filed by the Registrant and Lyondell with the Securities and Exchange Commission on October 17, 1997.

     99      Joint Press Release dated December 1, 1997 of the Registrant  and
             Lyondell


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MILLENNIUM CHEMICALS INC.
                                  (Registrant)



Date:  December 11, 1997                     By: /s/ George H. Hempstead, III
                                                 ----------------------------
                                                 George H. Hempstead, III
                                                 Senior Vice President - Law and
                                                 Administration and Secretary




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EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                           Numbered Page
No.        Exhibits                                               Where Located
10.26      Asset Contribution Agreement among Millennium
           Petrochemicals Inc., Millennium LP and the Partnership

10.27      Asset Contribution Agreement among Lyondell
           Petrochemicals L.P. Inc. and the Partnership

10.28 Parent Agreement among Lyondell, the Registrant and the Partnership

20 Joint Proxy Statement. The Joint Proxy Statement was filed by the Registrant and Lyondell with the Securities and Exchange Commission on October 17, 1997.

99         Joint Press Release dated December 1, 1997 of the Registrant and
           Lyondell

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